                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.    )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                               POLITICS.COM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required.

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)       Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

      2)       Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------

      4)       Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------

      5)       Total fee paid:

               -----------------------------------------------------------------
/ /   Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)       Amount Previously Paid:

               -----------------------------------------------------------------

      2)       Form, Schedule or Registration Statement No.:

               -----------------------------------------------------------------

      3)       Filing Party:

               -----------------------------------------------------------------

      4)       Date Filed:

               -----------------------------------------------------------------

                               POLITICS.COM, INC.

  Notice of Special Meeting in Lieu of the 2000 Annual Meeting of Stockholders

                                  June 15, 2000

To the Stockholders:

         A Special Meeting in Lieu of the 2000 Annual Meeting of the Stockholders of POLITICS.COM, INC. will be held on Thursday, June 15, 2000, at 11:00 A.M. at Embassy Suites Hotel, Tempe, 4400 South Rural Road, Tempe, AZ 85282, for the following purposes:


         1. To elect a Board of four Directors, to serve until the next annual meeting of stockholders and until their successors shall be elected and qualified, as more fully described in the accompanying Proxy Statement.

         2. To consider and act upon any other business which may properly come before the meeting.

         The Board of Directors has fixed the close of business on April 29, 2000 as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

         PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

                                             By Order of the Board of Directors



                                             Kevin C. Baer
                                             Secretary

Tempe, Arizona
May 15, 2000

                               POLITICS.COM, INC.
                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Politics.com, Inc. (the "Company") for use at a Special Meeting in Lieu of the 2000 Annual Meeting of Stockholders, to be held on Thursday, June 15, 2000, at the time and place set forth in the notice of the meeting, and at any adjournments thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is May 15, 2000.

         If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Secretary of the Company at any time before the proxy is exercised.

         The holders of a majority in interest of all common stock, par value $.00001 per share ("Common Stock") issued, outstanding and entitled to vote are required to be present in person or to be represented by proxy at the meeting in order to constitute a quorum for transaction of business. The election of nominees for Director will be decided by a majority vote of the Common Stock entitled to vote at the meeting. Abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. Abstentions and "non-votes" have the same effect as votes against proposals presented to stockholders, other than election of directors. Abstentions and "non-votes" will have no effect on the election of directors. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

         The Company will bear the cost of the solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company.

         The Company's principal executive offices are located at 2530 South Rural Road, Tempe, Arizona 85282 and its telephone number is (480) 858-0016.

                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on April 29, 2000 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding and entitled to vote 9,238,320 shares of Common Stock. Each outstanding share of the Company's Common Stock entitles the record holder to one vote.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Four Directors of the Company are to be elected to hold office until the next annual meeting and until their successors shall be duly elected and qualified. The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the four nominees named below. If any of such nominees should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitutes as management may recommend. No nominee is related to any other nominee or to any executive officer of the Company or its subsidiaries, except Howard R. Baer and Kevin C. Baer. Howard R. Baer, President and Chairman of the Board, is the father of Kevin C. Baer, Vice President, Treasurer, Secretary and Director of the Company.


                                       Year
                                       First
                                       Elected a     Position With the Company or Principal
Name of Nominee               Age      Director      Occupation During the Past Five Years
---------------               ---      --------      -------------------------------------
Howard R. Baer                57          1999      HOWARD R. BAER joined us in July 1999 as Chairman of the Board of Directors. Mr. Baer was the founder of and has been Chairman of the Board of the Company's wholly owned subsidiary,
                                                    Politics.com, Inc. a Nevada corporation ("Politics.com-Nevada"), since its inception in March 1999. Mr. Baer is the founder of and has served as President of Carriage House Capital, L.L.C., a business and financial services firm which provides consulting services to private and public entities, since 1988. Mr. Baer is the father of Kevin C. Baer, one of our directors and
                                                    executive officers.


Burt Alimansky                56          1999      BURT ALIMANSKY joined us as a director in September 1999.
                                                    Since 1981, Mr. Alimansky has served as managing director of
                                                    Alimansky Capital Group Inc., a New York City-based private financial advisory firm serving emerging-growth and
                                                    middle-market companies. Alimansky Capital Group, founded by
                                                    Mr. Alimansky in 1981, advises privately-held companies on venture capital, private equity and debt financings for buyouts, expansion, strategic buy-ins, restructurings, and growth. In
                                                    1984, Mr. Alimansky founded and became chairman of New York
                                                    Business Forums Inc., an entity which holds monthly programs intended to stimulate interaction among private equity
                                                    investors, bankers, entrepreneurs, attorneys, accountants and senior executives of major corporations. He has served as
                                                    director of several companies and investment firms and was a member of the board of



                                       2


                                                    directors of the Alumni Association of Harvard Business
                                                    School. Mr. Alimansky currently serves as a national board member of the National Foundation for Teaching
                                                    Entrepreneurship and serves as chairman of the City of New
                                                    York's annual venture capital conference.

Kevin C. Baer                 31          1999      KEVIN C. BAER joined us in July 1999 as Vice President,
                                                    Treasurer and Secretary and as a director. Mr. Baer has been
                                                    Vice President, Treasurer and Secretary and a director of
                                                    Politics.com-Nevada since its inception in March 1999. Mr. Baer has been an Executive Vice President of Carriage House Capital,
                                                    L.L.C., a business and financial services firm which provides consulting services to private and public entities, since
                                                    October 1992. Mr. Baer is the son of Howard R. Baer, our
                                                    Chairman and majority stockholder.

Brian Wadsworth               50          1999      BRIAN WADSWORTH, now a consultant for us, joined us in July 1999 as a director and has served as a director of
                                                    Politics.com-Nevada since March 1999. Mr. Wadsworth served as our interim President from July 1999 to September 7, 1999 and also served as interim President of Politics.com-Nevada from
                                                    March 1999 to September 7, 1999. Mr. Wadsworth previously
                                                    served as president of Noble Technologies, Inc., a provider of business consulting services for technology companies from 1995 through February 1999. From 1993 through 1995, Mr. Wadsworth served as the chief operating officer of Computer Concepts
                                                    Corp., a developer and marketer of computer software.
                                                    Mr. Wadsworth has over thirty years experience with technology and technology businesses including service in general manager, product management, and sales and marketing positions.

MEETINGS OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 1999, the Board of Directors met informally many times, but all actions were taken by unanimous written consent.

COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 1999, the Company did not have any standing audit, nominating or compensation committees of the Board of Directors, or committees performing similar functions.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of April 27, 2000 certain information with respect to beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) each of the Company's directors, (iii) each of the executive officers of the Company; and
(iv) all directors and executive officers as a group. This information is based upon information received from or on behalf of the named individual. Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed.


                                                            Amount and
                                                             Nature of
                    Name of                                 Beneficial                         Percent of
               Beneficial Owner                              Ownership                            Class
               ----------------                              ---------                            -----

                Howard R. Baer                               5,250,000                            56.8%

                 Kevin C. Baer                               1,750,000                            18.9%

                Brian Wadsworth                             330,000(1)                             3.4%

                Burt Alimansky                              515,000(2)                             5.4%

          All executive officers and
             directors as a group
                  (4 persons)                                7,845,000                            82.2%

                  Arlene West                               515,000(3)                             5.4%


(1) Represents options to purchase 330,000 shares of our common stock that are currently exercisable.

(2) Includes 215,000 shares held of record by Arlene West, Mr. Alimansky's spouse, and options to purchase 300,000 shares of common stock that are currently exercisable. Mr. Alimansky disclaims beneficial ownership of such shares held by Ms. West.

(3) Includes options to purchase 300,000 shares of common stock that are currently exercisable which are held by Burt Alimansky, Ms. West's spouse. Ms. West disclaims beneficial ownership of all options held by Mr. Alimansky.

CHANGES IN CONTROL OF THE COMPANY

On July 27, 1999, the Company acquired all of the issued and outstanding capital stock of Politics.com--Nevada (the "Acquired Company"), from the stockholders of such corporation, including Howard R. Baer, who was then the controlling stockholder of the Acquired Company. As a result, the Acquired Company became a wholly-owned subsidiary of the Company. In connection with the acquisition of the Acquired Company, the Company issued an aggregate 7,000,000 shares of its Common Stock to the stockholders of the Acquired Company.

In connection with the acquisition, the stockholders of the Acquired Company surrendered 7,000,000 shares of common stock, being all the issued and outstanding capital stock of the Acquired Company, of which 5,250,000 shares were surrendered by Howard R. Baer, the former controlling stockholder of the Acquired Company, who, in connection with the acquisition, acquired control of the Company. The basis of the controlling stockholder's control of the Company is the percentage of the issued and outstanding voting securities of the Company beneficially owned by such person. Immediately following the acquisition, the former stockholders of the Acquired Company beneficially owned in the aggregate approximately 77% of the issued and outstanding voting securities of the Company, including 5,250,000 shares owned beneficially by Howard R. Baer (now the controlling stockholder of the Company), which represented approximately 58% of the issued and outstanding voting securities of the Company. Douglas Henderson and Edward F. Meyers were the former controlling stockholders of the Company. Messrs. Henderson and Meyers relinquished control of the Company in connection with the acquisition.

                             EXECUTIVE COMPENSATION

         The following table provides certain summary information concerning compensation paid to Marc Jacobson, our former President and Chief Operating Officer, and Brian Wadsworth, our interim

President from July 1999 to September 7, 1999, during fiscal 1999. No other current executive officer received total compensation in excess of $100,000 during fiscal 1999.

                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION


                                                                                               LONG TERM
                                                                                             COMPENSATION
                                                                                                AWARDS
              NAME AND      FISCAL                                                            Securities
              PRINCIPAL     YEAR          ANNUAL                         OTHER ANNUAL         Underlying           ALL OTHER
              POSITION      ENDED         SALARY ($)      BONUS ($)      COMPENSATION         Options (#)         COMPENSATION
              --------      -----         ----------      ---------      ------------         -----------         ------------

Marc Jacobson (1), . . .   12/31/99        200,000          --                --                840,000                --
      President and Chief  12/31/98          --             --                --                   --                  --
      Operating Officer    12/31/97          --             --                --                   --                  --

Brian Wadsworth (2), . .   12/31/99        126,000          --                --                330,000                --
       Former President    12/31/98          --             --                --                   --                  --
                           12/31/97          --             --                --                   --                  --


-------------------------

(1) Mr. Jacobson was appointed as our President and Chief Operations Officer September 7, 1999 and was removed from office and resigned as a director in March 2000. He received a salary of $16,667 per month.
         Mr. Jacobson was eligible to receive a bonus in an amount up to 50% of his annual salary. We had agreed to grant to Mr. Jacobson options to purchase up to 840,000 shares of common stock at an exercise price of $2.00 per share. The options were to become exercisable as follows:
         315,000 were exercisable immediately and the remaining 525,000 options were to become exercisable in six equal semi-annual installments commencing on June 30, 2000 and on each December 31 and June 30 thereafter.

(2) Mr. Wadsworth served as our interim President from July 1999 until September 7, 1999. He received a salary of $10,500 per month. He currently serves as a consultant for us. He has also been granted options to purchase up to 330,000 shares of common stock at an exercise price of $3.00 per share. The options are immediately exercisable.

STOCK OPTION PLANS

         The following table sets forth certain information with respect to option grants made to the executive officers named above pursuant to the Politics.com, Inc. 1999 Combination Stock Option Plan. This table identifies those options grants that have been made (or agreed to) during 1999. No options were granted prior to the current fiscal year.

                           OPTIONS GRANTS DURING 1999
                                INDIVIDUAL GRANTS


                      NUMBER OF        % OF TOTAL
                      SECURITIES         OPTIONS         EXERCISE
                      UNDERLYING        GRANTED TO        OR BASE
                      OPTIONS          EMPLOYEES IN        PRICE         EXPIRATION       MARKET PRICE ON
       NAME           GRANTED(#)       FISCAL YEAR        ($/SH)           DATE             GRANT DATE
       ----           ----------       ------------      --------        ----------       ---------------
Brian Wadsworth .     330,000             27.5%             3.00          7/27/2009            $6.00
Marc Jacobson . . .   840,000             70.0%             2.00          9/7/2009            $9.625


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES


                                          SHARES                     NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                         ACQUIRED         VALUE      UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS AT
                                            ON           REALIZED    OPTIONS AT 12/31/99              12/31/99($)
NAME                                     EXERCISE (#)    ($)(1)    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(2)
----                                     ------------    ------    -------------------------   -------------------------

Marc Jacobson,                                --           --           315,000/525,000                    $0/0
  President and COO
Brian Wadsworth,                              --           --              330,000/0                       $0/0
  President


         -----------

(1) The "value realized" reflects the appreciation on the date of exercise (based on the excess of the fair market value of the shares on the date of exercise over the exercise price). However, because the executive officers may keep the shares they acquired upon the exercise of the options (or sell them at a different price), these amounts do not necessarily reflect cash realized upon the sale of those shares.

(2) Based on the excess of the last sale price of the Company's Common Stock on April 25, 2000, as quoted on the National Association of Securities Dealers' OTC Bulletin Board ($.94), over the option exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended December 31, 1999, the Company did not have a compensation committee, and all deliberations concerning executive officer compensation and all determinations with respect thereto were made by the Company's Board of Directors, consisting of Howard R. Baer, Burt Alimansky, Kevin C. Baer and Brian Wadsworth. Howard R. Baer and Kevin C. Baer are also executive officers of the Company.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

       For the fiscal year ended December 31, 1999, the compensation of the Company's executive officers was determined by the Board of Directors.

       The objective of the Board with respect to executive compensation is to provide a level of total compensation that allows the Company to attract and retain superior talent, to achieve its business objectives, and to align the financial interests of the executive officers with the stockholders of the Company. To that end, the Board has implemented and will continue to implement a compensation strategy that includes a competitive salary and substantial equity-based incentive compensation.

       In its deliberations with respect to the compensation for the Company's Chief Operating Officer and the other executives, the Board considers the past performance of the officers, their level of responsibilities, overall performance with the Company, and the Board's view of the level of compensation necessary to attract and retain talented individuals. The Board assigns no particular weight to any one factor, and views the deliberations as an exercise of subjective judgment on the part of the Board.

       The executive officers of the Company are eligible to receive options under the Company's 1999 Combination Stock Option Plan. The purpose of this plan is to provide equity-based incentive compensation based on the long-term appreciation in value of the Company's Common Stock and to promote the interests of the Company and its stockholders by encouraging greater management ownership of the Company's Common Stock. Most of the options granted or to be granted under this stock option plan vest over a period of several years, thereby providing a long-term incentive and encouraging a long-term relationship between the employees and the Company. For the fiscal year ended December 31, 1999, options to purchase 1,170,000 shares were issued to executive officers of the Company.

COMPENSATION OF MARC JACOBSON, FORMER PRESIDENT AND CHIEF OPERATING OFFICER

       The Board of Directors established the compensation of Marc Jacobson, former President and Chief Operating Officer of the Company, for the fiscal year ended December 31, 1999, using the same criteria that were used to determine the compensation of other executive officers, as described above.

       The foregoing report has been approved by all members of the Board of Directors.

                                                 BOARD OF DIRECTORS

                                                 Howard R. Baer

                                                 Burt Alimansky

                                                 Kevin C. Baer

                                                 Brian Wadsworth

                          COMPARATIVE PERFORMANCE GRAPH

       The following performance graph and table compare the cumulative total return to shareholders of the Company's Common Stock with the cumulative total return of the Nasdaq U.S. Stock Price Index ("Nasdaq U.S. Index") and a peer group (the "Peer Group") consisting of companies in the Nasdaq Industry Group whose primary business is computer programming, data processing and other computer related services. It should be noted that the companies in the Peer Group are not perfectly comparable to the Company. Certain of the companies may be larger or smaller than the Company.

       The graph and the table assume $100.000 was invested on August 3, 1999 in each of the Company's Common Stock, the Nasdaq U.S. Index and the Peer Group. The 1999 cumulative returns were as follows: Politics.com, Inc., $46.77, Nasdaq U.S. Index, $121.57, and Peer Group, $145.78.

                                     [GRAPHIC]

                       COMPARISON OF CUMULATIVE RETURNS(1)

                                                         INDEXED RETURNS


                                                BASE                             MONTHS ENDING
                                               PERIOD
COMPANY NAME / INDEX                           3AUG99    AUG99       SEP99        OCT99       NOV99       DEC99
----------------------------------------------------------------------------------------------------------------------
POLITICS.COM INC                                 100           98.39        64.52       54.84       50.00        46.77
NASDAQ US INDEX                                  100          105.55        99.84      107.27      110.67       121.57
PEER GROUP                                       100          104.94       108.67      109.05      122.47       145.78


       -------------------

(1) As described above under the caption "Changes in Control of the Company", in July, 1999, the Company acquired Politics.com-Nevada (the "Acquisition"). Prior to the Acquisition, the Company had no assets or operations and there was no public trading of the Company's Common Stock. Consequently, quotations for the Company's Common Stock were not available prior to the Acquisition. On August 3, 1999, subsequent to the Acquisition, the Company's Common Stock began trading and quotations were available on the National Association of Securities Dealers' OTC Bulletin Board.

                  CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS

         Reference is made to the disclosure contained in this Proxy Statement under the caption "Changes in Control of the Company" in which the Company's acquisition of Politics.com-Nevada is described.

         On June 30, 1999, Howard R. Baer, Chairman of the Board, the majority stockholder and a promoter of Politics.com, sold the domain names for "elections.com," "gop.com" and "politics.com" to Politics.com-Nevada, in exchange for an unsecured promissory note, payable on demand, in the principal amount of $151,000 with an interest rate of 10% per annum. The principle followed in determining the consideration to be paid to Mr. Baer for the domain names was determined by our Board of Directors and was based upon the approximate cost of the domain names to Mr. Baer. The Board of Directors believes that the terms of this transaction were at least as favorable as those that could have been negotiated with unaffiliated third parties.

         From March 1999 through June 1999, Howard R. Baer provided approximately $145,000 for the initial funding of Politics.com-Nevada. Howard R. Baer subsequently assigned to Kevin C. Baer, Vice President and one of our directors, his rights with respect to $36,000 of such initial funding. At the time of formation of Politics.com-Nevada, Howard R. Baer and Politics.com-Nevada determined that Mr. Baer would provide approximately $150,000 of initial funding to Politics.com-Nevada and that the amount of such funding would be convertible into 6,990,000 shares of common stock of Politics.com-Nevada, such that, following the conversion, there would be 7,000,000 outstanding shares of common stock of Politics.com-Nevada. On June 30, 1999, Politics.com-Nevada issued an aggregate of 6,990,000 shares of common stock to Howard R. Baer and Kevin C. Baer, upon conversion of the amount of such initial funding. Specifically, 5,242,500 shares were issued to Howard R. Baer upon conversion of $108,000 of such funding and 1,747,500 shares were issued to Kevin C. Baer upon conversion of $36,000 of such funding. The Board of Directors believes that the terms of these transactions were at least as favorable as those that could have been negotiated with unaffiliated third parties.

         From July 1, 1999 to December 31, 1999, Howard R. Baer and Carriage House Capital, L.L.C., an affiliate of his, have made unsecured advances bearing interest at a rate of 6% per annum in the amount of approximately $849,000 to Politics.com-Nevada. In addition, during the same period, Kevin
C. Baer and Northeast Investments (an affiliate of his) advanced an aggregate of approximately $65,000 on the same terms. These advances were to fund our current working capital needs. Approximately $292,000 of these advances are evidenced by unsecured promissory notes and are payable on demand. From January 1, 2000 to March 31, 2000, we borrowed, in the aggregate, an additional amount equal to approximately $516,000 from Howard R. Baer, Carriage House Capital, LLC and Kay Y. Park (Mr. Baer's spouse). These borrowings are unsecured and bear interest at the rate of 6% per annum. The Board of Directors believes that the terms of these transactions were at least as favorable as those that could have been negotiated with unaffiliated third parties.

         On July 27, 1999, Politics.com acquired an aggregate of 7,000,000 shares of common stock of Politics.com-Nevada from Howard R. Baer and Kevin C. Baer (representing all of the issued and outstanding shares of capital stock of Politics.com-Nevada), and in consideration therefor, Politics.com issued an aggregate of 7,000,000 shares as follows: 5,250,000 shares to Howard R. Baer and 1,750,000 shares to Kevin C. Baer. The number of shares issued to Howard R. Baer and Kevin C. Baer was the result of arms length negotiations between the stockholders of Politics.com-Nevada and the Board of Directors of Politics.com and on the basis of the relative value of Politics.com and Politics.com-Nevada, as perceived by the parties to the transaction. The Board of Directors believes that the terms of this transaction are at least as favorable as those that could have been negotiated with unaffiliated third parties.

         We have agreed to issue to Burt Alimansky, one of our directors, options to purchase up to 300,000 shares of our common stock, at a per share price of $3.00, in consideration of consulting services rendered and to be rendered to us. The Board of Directors believes that the terms of this transaction are at least as favorable as those that could have been negotiated with unaffiliated third parties.

On December 2, 1999, Howard R. Baer agreed to guarantee up to $550,000 of Politics.com's payment obligations to its Web site developer. The amount of compensation (if any) to be provided to Mr. Baer for such guaranty has not yet been determined by the Board of Directors.

                       APPOINTMENT OF INDEPENDENT AUDITORS

       The Board of Directors has appointed Wolinetz, Gottlieb & Lafazan, P.C. as independent public accountants to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 1999.

       A representative of Wolinetz, Gottlieb & Lafazan, P.C. is expected to be present at the meeting, will have the opportunity to respond to appropriate questions and make a statement, if such person wishes to do so.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers and persons owning more than 10% of the outstanding Common Stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

       Based solely on copies of such forms furnished as provided above, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of more than 10% of its Common Stock were complied with, except that Howard R. Baer, Kevin C. Baer, Brian Wadsworth, Burt Alimansky and Marc Jacobson each filed a late Form 3, Initial Statement of Beneficial Ownership of Securities.

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

       Under regulations adopted by the SEC, any proposal submitted for inclusion in the Company's proxy materials relating to the Annual Meeting of Stockholders to be held in 2001 must be received at the Company's principal executive offices in Tempe, Arizona on or before January 15, 2001. Receipt by the Company of any such proposal from a qualified stockholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

                                  OTHER MATTERS

         Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                           INCORPORATION BY REFERENCE

       To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the section of the Proxy Statement entitled "Report of the Board of Directors on Executive Compensation Committee" and "Comparative Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

                                   10-K REPORT

         THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF AN ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO KEVIN C. BAER, POLITICS.COM, INC., 2530 SOUTH RURAL ROAD, TEMPE, ARIZONA 85282.

                                 VOTING PROXIES

         The Board of Directors recommends an affirmative vote on all proposals specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendations.


                                     By order of the Board of Directors

                                     Kevin C. Baer, Secretary


Tempe, Arizona
May 15, 2000

|X|        PLEASE MARK VOTES
           AS IN THIS EXAMPLE


                                                                                                         WITHHOLD
                                                                                                        AUTHORITY      FOR ALL

                                                                                           FOR ALL       FROM ALL       EXCEPT
                                                                                           NOMINEES     NOMINEES
------------------
POLITICS.COM, INC.                                               1.  Election of             / /           / /           / /
------------------                                                   Directors:

                                                                 NOMINEES:

                                                                 Howard R. Baer
                               RECORD DATE SHARES:               Burt Alimansky
                                                                 Kevin C. Baer
                                                                 Brian Wadsworth



                                                                 (Instructions: To withhold Authority to vote for any
                                                                 individual, mark the "For All Except" box and write that
                                                                 person's name in the space provided below.)

                                                                 ------------------------------------------------

                                                                 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the
                                                                 meeting.

                                                                 Mark box at right if you plan to attend the Meeting in person. / /

                                                                 Mark box at right if an address change or comment has been
PLEASE BE SURE TO SIGN AND DATE THIS PROXY.      DATE:________   noted on the reverse side of this card.                        / /

-----------------------------------------------------------


STOCKHOLDER SIGN HERE

-----------------------------------------------------------


CO-OWNER SIGN HERE

-----------------------------------------------------------



DETACH CARD                                                          DETACH CARD

                               POLITICS.COM, INC.

         Dear Stockholder:

         Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

         Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

         Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

         Your vote must be received prior to the Special Meeting in Lieu of the 2000 Annual Meeting of Stockholders to be held on June 15, 2000.

         Thank you in advance for your prompt consideration of these matters.

                                              Sincerely,

                                              Politics.com, Inc.

                               POLITICS.COM, INC.

SPECIAL MEETING IN LIEU OF THE 2000 ANNUAL MEETING OF STOCKHOLDERS - JUNE 15,
2000

The undersigned hereby appoints Howard R. Baer and Kevin C. Baer, and each of them acting singly, with full power of substitution, proxies to represent the undersigned at the Special Meeting in Lieu of the 2000 Annual Meeting of Stockholders of POLITICS.COM, INC. to be held June 15, 2000 at Embassy Suites Hotel, Tempe, 4400 South Rural Road, Tempe, Arizona, and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, all the shares of POLITICS.COM, INC. standing in the name of the undersigned upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the instructions on the reverse side and upon such other business as may properly come before the Meeting.

THE BOARD RECOMMENDS VOTING FOR ALL DIRECTORS SPECIFIED. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE ELECTION OF DIRECTORS, ALL AS SET FORTH IN THE PROXY STATEMENT.

PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?             DO YOU HAVE ANY COMMENTS?

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